UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2012

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-16465	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-0009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On July 10, 2012, Thomas J. Shaw exercised a portion of his stock option, causing Retractable Technologies, Inc. (the “Company”) to issue 2,000,000 shares of Common Stock to him at an exercise price of $0.81 (aggregate consideration of $1,620,000).  This transaction is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 because the Company is only offering the securities to one person pursuant to his Nonqualified Stock Option Agreement.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2012, the Board of Directors of the Company elected Mr. Walter O. Bigby, Jr. to replace Marwan Saker as an independent, Class 2 Director to serve until the election of the Class 2 Directors at the 2012 annual meeting.  There are no arrangements or understandings between Mr. Bigby and any other persons pursuant to which he was selected as a Director.  Mr. Bigby has been appointed to the Audit Committee.  Mr. Bigby is not a party to any transaction described in Item 404(a) of Regulation S-K.

Item 8.01                                             Other Events.

On July 11, 2012, the Company issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, announcing the declaration of a dividend to the Series I and II Class B Preferred Stock shareholders.

On July 10, 2012, the Board of Directors of the Company authorized a Common Stock repurchase plan (the “Plan”).  Under the Plan, open market purchases of the Company’s Common Stock may commence August 1, 2012 and may continue until August 1, 2014 at the latest.  The Plan is structured to comply with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934.  The Plan will be administered through an independent broker.  The purchases under the Plan are subject to Rule 10b-18 limitations as well as certain price and market volume constraints specified in the Plan.  Notwithstanding the terms of the Plan, the exact number of shares which may be purchased pursuant to the Plan is difficult to predict given the current market in the Company’s Common Stock.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

99                                    Press release announcing the declaration of a dividend to the Series I and II Class B Preferred Stock shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 11, 2012	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ Thomas J. Shaw
THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER